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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

        Date of Report (date of earliest event reported): April 20, 2007


                     AMERICAN ORIENTAL BIOENGINEERING, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

         0-29785                                             84-0605867
(Commission File Number)                       (IRS Employer Identification No.)

           NO. 4018 JINTIAN ROAD, ANLIAN PLAZA, 12F SUITE B02 , FUTIAN
              DISTRICT SHENZHEN PEOPLE'S REPUBLIC OF CHINA, 518026
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              (Address of principal executive offices and zip code)

                              011-86-451-8666-6601
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               (Registrant's telephone number including area code)

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   (Registrant's former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         On April 20, 2007, the Compensation Committee of the Board of Directors of American Oriental Bioengineering, Inc. (the "Company") approved the following annual base salary and annual performance based target bonus for the principal executive officer, and the grant of stock options to the Company's principal executive officer, principal financial officer and certain other executives. On the same date, the independent directors of the Board of Directors also approved similar compensation terms for the principal financial officer and certain other executives. The stock options are granted under the Company's 2006 Equity Incentive Plan and will vest ratably over a five year period. The annual bonus is based on the Company's performance and such amount may be increased if the Company exceeds certain net income targets for the year, or may be decreased if the net income targets are not met.

---------------------------- -------------------------- -------------------------- -------------------------- ----------------------
                                                         2007 APPROVED ANNUAL      2007 APPROVED ANNUAL
           NAME                 EXECUTIVE POSITION           BASE SALARY          PERFORMANCE BASED BONUS        STOCK OPTIONS
---------------------------- -------------------------- -------------------------- -------------------------- ----------------------
Tony Liu                     Chairman and Chief                 $200,000                    $40,000                    200,000
                             Executive Officer
                             (Principal Executive
                             Officer)
---------------------------- -------------------------- -------------------------- -------------------------- ----------------------
Yanchun Li                   Operating Officer and              $160,000                    $30,000                    160,000
                             Acting Chief Financial
                             Officer (Principal
                             Financial Officer)
---------------------------- -------------------------- -------------------------- -------------------------- ----------------------
Jun Min                      Vice-President                     $120,000                    $30,000                    120,000
---------------------------- -------------------------- -------------------------- -------------------------- ----------------------
Binsheng Li                  Chief Accounting Officer            $80,000                    $20,000                    80,000
---------------------------- -------------------------- -------------------------- -------------------------- ----------------------
Wilfred Chow                 Vice-President of Finance          $160,000                    $40,000                    100,000
---------------------------- -------------------------- -------------------------- -------------------------- ----------------------


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN ORIENTAL BIOENGINEERING INC.

                                    By:  /s/ Yanchuan Li
                                         ---------------------------------------
                                    Name:   Yanchuan Li
                                    Title:   Chief Operating Officer and
                                             Acting Chief Financial Officer

Dated: April 26, 2007